Exhibit 10.4

Supplemental Agreement No. 33

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777 Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 33, entered into as of February 1, 2013, (SA-33) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented, relating to Boeing Model 777 aircraft (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement; and

WHEREAS, Boeing and Customer desire to specify an order of precedence for assignment provisions within the Purchase Agreement, as further amended herein, and therefore Boeing and Customer have concurrently herewith executed Letter Agreement AAL-LA-1106678 entitled “Assignment Matters” (Assignment Letter);

NOW THEREFORE, in consideration of the mutual covenants herein contained the parties agree to amend the Purchase Agreement through the concurrent execution of the Assignment Letter and this SA 33 to reflect the order of precedence for the assignment provisions and as follows:

(a)	[*CTR]

(b)	The Table of Contents is deleted in its entirety and replaced with a revised Table of Contents, attached hereto, which sets forth the appropriate SA 33 references. The revised Table of Contents is hereby made part of the Purchase Agreement

P.A. No. 1980	SA-33	Page 1
AAL

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect. In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this SA-33, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AMERICAN AIRLINES, INC.

By:	/s/ The Boeing Company	By:	/s/ American Airlines, Inc.

Name:	The Boeing Company	Name:	American Airlines, Inc.

Its:	Attorney-In-Fact	Its:	VP Corporate Development and Treasurer

P.A. No. 1980	SA-33	Page 2
AAL

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS

ARTICLES		PAGE & SA NUMBER
1.	Quantity, Model and Description	1, SA-20
2.	Delivery Schedule	1, SA-20
3.	Price	1, SA-20
4.	Payment	2, SA-20
5.	Miscellaneous	2, SA-20

TABLE		SA NUMBER
1.	777-200ER Aircraft Delivery, Description, Price and Advance Payments ([*CTR] Deliveries) Jul. [*CTR] Airframe Base Year Jul. [*CTR] Engine Base Year	Original Purchase Agreement, SA-3, SA-17, SA-18, SA-26 & SA-31

1-1.	777-200IGW Aircraft Information Table: 1999 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-1

1-2.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe & Engine Base Year	SA-2 & SA-6

1-3.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1997 Engine Base Year	SA-4, SA-5, SA-6, SA-7 & SA-9

1-4.	777-200IGW Aircraft Information Table: 2000-2001 Deliveries Jul. 1995 Airframe Base Year Jul. 1998 Engine Base Year	SA-5, SA-6 & SA-9

1-5.	777-223IGW Aircraft Information Table: 2001-2002 Deliveries Jul. 1995 Airframe Base Year Jul. 1999 Engine Base Year	SA-10, SA-11, SA-12 & SA-15

1-6.	777-200IGW Aircraft Information Table: 2003 Deliveries Jul. 1995 Airframe Base Year Jul. 1995 Engine Base Year	SA-13

1-7.	777-323ER Aircraft Delivery, Description, Price and Advance Payments (November 2012 – July 2013 Deliveries) Jul. [*CTR] Airframe Base Year	SA-25, SA-26, SA-28, SA-31

1-8.	777-323ER Aircraft Delivery, Description, Price and Advance Payments (December [*CTR] and [*CTR] Deliveries) Jul. [*CTR] Airframe Base Year	SA-32

P.A. No. 1980	SA-33
Table of Contents	Page 1

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

TABLE		SA NUMBER
2.	777-223IGW Aircraft Information Table: 2009-2010 Deliveries Jul. 1995 Airframe Base Year Jul. 2001 Engine Base Year	SA-15 & SA-16
3.	777-223IGW Aircraft Information Table: 2006-2010 Deliveries Jul. 1995 Airframe Base Year [*CTR] Jul. 2001 Engine Base Year	SA-15 & SA-16

EXHIBIT		SA NUMBER
A.	Aircraft Configuration
A1.	Aircraft Configuration – 777-323ER WITHDRAWN	SA-31
A2.	Aircraft Configuration – 777-323ER	SA-28
B.	Aircraft Delivery Requirements and Responsibilities	SA-20
C.	Defined Terms	SA-20

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	Escalation Adjustment Airframe and Optional Features - 777-323ER	SA-20
BFE1.	BFE Variables
BFE1-2.	BFE Variables - 777-323ER	SA-25, SA-26, SA-28
CS1.	Customer Support Variables
CS1-2	Customer Support Variables - 777-323ER	SA-20
SLP1	Service Life Policy Components
EE1-BR1.	Engine Escalation and Engine Warranty	SA-15
EE1-2.	Engine Escalation, Engine Warranty and Patent Indemnity – 777-323ER	SA-20

LETTER AGREEMENTS		PA or SA NUMBER
6-1162-AKP-070	Miscellaneous Commitments for Model 737, 757, 767 and 777 Aircraft
~~6-1162-AKP-071R1~~	~~Purchase Obligations~~ Terminated Per AAL-PA-1977-LA-1105595	PA3219

P.A. No. 1980	SA-33
Table of Contents	Page 2

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		PA or SA NUMBER
~~6-1162-AKP-072R3~~	[*CTR] Terminated Per AAL-PA-1977-LA-1105595
6-1162-AKP-073R1	Accident Claims and Litigation	PA3219
6-1162-AKP-109R3	Business Considerations	SA-20
6-1162-AKP-110R3	Aircraft Purchase Rights and Substitution Rights	SA-20
Attachment A	Description and Price for Eligible Models	SA-20
Attachment B	Information Regarding MADP Rights	SA-31
Attachment C	Information Regarding QADP Rights	SA-32
Attachment D	Forms of Purchase Agreement Supplement	SA-20
Attachment E	Letter Agreements	SA-20
Attachment F	Information regarding MADP and QADP Rights if no 787s are reconfirmed	SA-20
6-1162-AKP-111	Aircraft Performance Guarantees
AAL-PA-1980-LA-1003346	Aircraft Performance Guarantees - 777-323ER	SA-20
AAL-PA-1980-LA-04205R4	Aircraft Performance Guarantees – 777-323ER	SA-28
6-1162-AKP-112	Spares Matters
6-1162-AKP-113	Model 777 Miscellaneous Commitments
6-1162-AKP-114R1	Installation of Cabin Systems Equipment	SA-22
AAL-PA-1980-LA-1003493	Installation of Cabin Systems Equipment – 777-323ER	SA-20
6-1162-AKP-115	Component and System Reliability Commitments
6-1162-AKP-116	Price Adjustment on Rolls-Royce Engines
6-1162-AKP-117	Delivery Schedule
6-1162-AKP-118R2	Confidentiality	SA-20
6-1162-AKP-204	Multiple Operating Weight Program Model 777-200IGW Aircraft	SA-6
AAL-PA-1980-LA-1003536R1	Multiple Operating Weight Program, Model 777-323ER Aircraft	SA-21
AAL-PA-1980-LA-1003344	Open Configuration Matters -777-323ER	SA-20
AAL-PA-1980-LA-1104563	Performance Guarantees for Rights Aircraft	SA-23
AAL-PA-1980-LA-1105629	Advance Payments and Permitted Transactions	SA-25

P.A. No. 1980	SA-33
Table of Contents	Page 3

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

TABLE OF CONTENTS, continued

LETTER AGREEMENTS		PA or SA NUMBER
AAL PA 1980-LA-1207588	[*CTR] for Undelivered Aircraft	SA-30
AAL-PA-1980-LA-1208920	Delivery Flexibility for [*CTR] Purchase Rights	SA-30
AAL-LA-1106678	Assignment Matters	SA-33

P.A. No. 1980	SA-33
Table of Contents	Page 4

BOEING PROPRIETARY

[*CTR]=[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]